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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 21, 2001
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                        0-22302                      36-3688459
      --------                        -------                      ----------
(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)



                451 Kingston Court, Mt. Prospect, Illinois  60056
                ---------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



                                 (847) 391-9400
                                 --------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         1. On March 21, 2001, Illinois Superconductor Corporation issued a press release reporting financial results for the fourth quarter 2000 and for fiscal year 2000, the receipt of a clean audit opinion, and an additional financing commitment. A copy of the March 21, 2001 press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c) Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on March 21, 2001, reporting financial results for the fourth quarter 2000 and for fiscal year 2000, the receipt of a clean audit opinion, and an additional financing commitment.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:/s/ CHARLES WILLES
                     ---------------------------------------
                     Charles Willes, Chief Financial Officer



Dated: March 22, 2001


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                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

99.1 Press Release issued by Illinois Superconductor Corporation on March 21, 2001, reporting financial results for the fourth quarter 2000 and for fiscal year 2000, the receipt of a clean audit opinion, and an additional financing commitment.